                            PVC CONTAINER CORPORATION

                         EMPLOYEE STOCK OWNERSHIP TRUST
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            PVC CONTAINER CORPORATION EMPLOYEE STOCK OWNERSHIP TRUST


                                TABLE OF CONTENTS


ARTICLE                                                          Page


I.    Name.......................................................   2

II.   Management and Control of Trust
        Fund Assets..............................................   2

      The Trust Fund.............................................   2
      General Powers.............................................   2
      Compensation and Expenses..................................   4
      Exercise of Trustee's Duties...............................   4
      Plan Administration........................................   4
      Initial Trustee Responsibilities...........................   4

III.  Provisions Related to Investment
        in Company Stock.........................................   4

      Investment of Cash.........................................   4
      Stock Dividends, Splits and Other
        Capital Reorganizations..................................   5
      Voting of Shares and Tender
        or Exchange Offers.......................................   5
      Put Option.................................................   5

IV.   Miscellaneous..............................................   6

      Disagreement as to Acts....................................   6
      Persons Dealing with Trustee...............................   6
      Benefits May Not Be Assigned or
        Alienated................................................   6
      Indemnification of Trustee.................................   6

      Evidence...................................................   6
      Waiver of Notice...........................................   6
      Counterparts...............................................   6
      Governing Laws.............................................   6
      Successors, Etc............................................   6
      Successors to Employers....................................   7
      Action by Employers........................................   7

V.    No Reversion to Employers..................................   7

VI.   Change of Trustee..........................................   7

      Resignation................................................   7
      Removal of the Trustee.....................................   7
      Duties of Resigning or Removed
        Trustee and of Successor Trustee.........................   7
      Filling Trustee Vacancy....................................   8

VII.  Additional Employers.......................................   8

VIII. Amendment and Termination..................................   8

      Amendment..................................................   8
      Termination................................................   8



                            PVC CONTAINER CORPORATION
                         EMPLOYEE STOCK OWNERSHIP TRUST

          THIS AGREEMENT, made and entered into this __________ day of __________________, 1996, by and between PVC CONTAINER CORPORATION, a Delaware corporation (the "Company"), and Herbert S. Meeker and his successors and assigns in the trust hereby evidenced, as Trustee (the "Trustee").

WITNESSETH THAT:

         WHEREAS, the Company has established an employee stock ownership plan (as described in section 4975(e)(7) of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code")), which is known as PVC Container Corporation Employee Stock Ownership Plan (the "Plan"), a copy of which, as amended from time to time, will be filed with the Trustee; and

         WHEREAS, the Plan is established for the exclusive benefit of the eligible employees of the Company and those of any Related Company (as defined in Article VII) which adopts the Plan and becomes a party to this Trust Agreement as provided in Article VII (the Company and the Related Companies that are parties hereto are sometimes referred to below collectively as the "Employers" and individually as an "Employer").

         NOW, THEREFORE, and pursuant to the authority delegated to the undersigned officers of the Company by resolution of its Board of Directors adopted on June 28, 1996, IT IS AGREED, by and between the parties hereto, that the trust provisions shall constitute the agreement between the Company and the Trustee in connection with the Plan; and

         IT IS FURTHER AGREED, that the Trustee hereby accepts its appointment as such under this Trust Agreement, effective as of the day and year first written above; and

         IT IS FURTHER AGREED, by and between the parties hereto as follows:

ARTICLE I - NAME

         This Trust Agreement and Trust hereby evidenced shall be known as "PVC CONTAINER CORPORATION EMPLOYEE STOCK OWNERSHIP TRUST."


ARTICLE II - MANAGEMENT AND CONTROL OF TRUST FUND ASSETS

         II-1. THE TRUST FUND. The Trust Fund as at any date means all property of every kind then held by the Trustee. The Trustee may manage, administer and invest all contributions made by the several Employers under the Plan as one Trust Fund. If, for any reason, it becomes necessary to determine the portion of the Trust Fund allocable to employees and former employees of any Employer as of any date, the Trustee shall specify such date as an Accounting Date, and after all adjustments required under the Plan as of that Accounting Date have been made, the portion of the Trust Fund attributable to such employees and former employees shall be determined and shall consist of an amount equal to the aggregate of the account balances of employees and former employees of that Employer plus an amount equal to any contributions made by that Employer since the close of the immediately preceding Plan Year.

         II-2. GENERAL POWERS. Subject to the provisions of paragraphs II-4 and II-5 and Article III, with respect to the Trust Fund, the Trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this Trust Agreement, the Plan or by law:

                  (a) to receive and to hold all contributions paid to it under the Plan; provided, however, that the Trustee shall have no duty to require any contributions to be made to it, to determine that the contributions received by it comply with the provisions of the Plan or with any resolution of the Board of Directors of any Employer providing therefor;

                  (b) to retain in cash (pending investment, reinvestment or the payment of dividends) such reasonable amount as may be required for the proper administration of the Trust and to invest such cash as provided in paragraph III-1;

                  (c) to make payments from the Trust Fund to such persons, in such manner, at such times and in such amounts as the Committee (as described in paragraph II-5) shall direct without inquiring as to whether a payee is entitled to the payment, or as to whether a payment is proper, and without liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the payee;


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
                  (d) as directed by the Committee, to borrow from any lender (including the Company or any Employer) to finance the acquisition of Company Stock (as defined in the Plan), giving its note as Trustee with such reasonable interest and security (which shall only consist of Company Stock to the extent that proceeds of the loan are used to purchase Company Stock or to refinance a prior Acquisition Loan (as defined in the Plan)) for the loan as may be appropriate or necessary, provided that such borrowing shall comply with the applicable provisions of the Plan;

                  (e) as directed by the Committee, to vote any stocks (including Company Stock as provided in the Plan), bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person or by proxy;

                  (f) as directed by the Committee, to deposit securities in any voting trust, or with any protective or like committee, or with a trustee or with depositories designated thereby;

                  (g) as directed by the Committee, to contract or otherwise enter into transactions between itself, as Trustee, and the Company or any Employer or any Company shareholder, for the purpose of acquiring or selling Company Stock and absent any direction by the Committee, shall retain such Company Stock;

                  (h) as directed by the Committee, to compromise, contest, arbitrate, settle or abandon claims and demands;

                  (i) as directed by the Committee, to begin, maintain or defend any litigation necessary in connection with the investment, reinvestment and administration of the Trust;

                  (j) to retain any funds or property subject to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction;

                  (k) to report to the Committee and the Employers as of the last day of each Plan Year, as of any Valuation Date (or as soon thereafter as practicable), or at such other times as may be required under the Plan, the then "Net Worth" of the Trust Fund, that is, the fair market value of all property held in the Trust Fund, reduced by any liabilities other than liabilities to participants in the Plan and their Beneficiaries, as determined by the Trustee;

                  (l) to furnish to the Committee and the Employers an annual written account and accounts for such other periods as may be required under the Plan, showing the Net Worth of the Trust Fund at the end of the period, all investments, receipts, disbursements and other transactions made by the Trustee during the accounting period, and such other information as the Trustee may possess which the Committee or the Employers require in order to comply with applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All valuations of shares of Company Stock, which are not publicly traded on a national securities market or exchange, shall be made by an "Independent Appraiser" (as described in section 401(a)(28) of the Code);

                  (m) to pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit which, as directed by the Committee, it shall or may be required to pay out of such benefit; and to require before making any payment such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee shall deem necessary for its protection;

                  (n) to employ agents, attorneys, actuaries, accountants or other persons (who also may be employed by or may represent any Employer) for such purposes as the Trustee considers desirable;

                  (o) to assume, until advised to the contrary, that the Trust evidenced by this Trust Agreement is qualified under section 401(a) of the Code and is entitled to tax exemption under section 501(a) thereof;


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
                  (p) to have the authority to invest and reinvest the assets of the Trust Fund in real or personal property of any kind, except that assets attributable to Employer contributions shall, at such time or times as directed by the Committee, primarily be invested in Company Stock; and

                  (q) to perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust Fund.

         II-3. COMPENSATION AND EXPENSES. The Trustee shall be entitled to reasonable compensation for its services, as agreed to between the Company and Trustee from time to time in writing. The Trustee is authorized to pay from the Trust Fund such fees and all of the Trustee's expenses, taxes and charges (including fees of persons employed by them in accordance with subparagraph II-3(n)) incurred in connection with the collection, administration, management, investment, protection and distribution of the Trust Fund to the extent that they are not paid directly by the Employers.

         II-4. EXERCISE OF TRUSTEE'S DUTIES. The Trustee shall discharge its duties hereunder solely in the interest of the Plan Participants and other persons entitled to benefits under the Plan, and:

                  (a)      for the exclusive purpose of:

                           (i) providing benefits to Participants and other persons entitled to benefits under the Plan; and

                           (ii)     defraying reasonable expenses of
                                    administering the Plan;

                  (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

                  (c) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA.

         II-5. PLAN ADMINISTRATION. Except as provided in paragraph II-6 below, the Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Secretary of the Company shall from time to time, certify the names of the members of the Committee.

         II-6. INITIAL TRUSTEE RESPONSIBILITIES. Notwithstanding any provision to the contrary, if the Trustee is offered the opportunity to purchase a majority of the outstanding Company Stock (determined on an post-transaction basis) and to enter into a series of related transactions which would result in the Trustee owning all of the outstanding Company Stock (determined on an post-transaction basis), the Trustee is authorized to independently determine whether to participate in such purchase and series of related transactions, and to negotiate any and all terms of its participation in such transactions in its sole discretion without direction from the Committee.


ARTICLE III - PROVISIONS RELATED TO INVESTMENT IN COMPANY STOCK

         III-1. INVESTMENT OF CASH. If an Employer's contribution made pursuant to the provisions of the Plan for any Plan Year is in cash, such cash shall be used first to make any scheduled or accelerated amortization payment on an Acquisition Loan and, if any amounts remain thereafter, to purchase Company Stock at such time as the Trustee is directed by the Committee. Subject to the provisions of paragraph II-2 and applicable provisions of the Plan, any cash dividends received by the Trustee on Company Stock held in the Trust Fund shall be applied, at such time as the Committee directs after the receipt of such cash dividends, to the purchase of additional shares of Company Stock. The Trustee is authorized to purchase Company Stock with the assets contained in the participants' Individual Accounts. The Trustee is further authorized to purchase Company Stock from the Company or from any shareholder, and such stock may be outstanding, newly issued or treasury stock. All such purchases must be at a price not in excess of fair market value, as determined by an Independent Appraiser where such stock is not publicly traded. Pending investment of cash in Company Stock, such cash may be invested in savings accounts, certificates of deposit, high-grade short-term securities, common or preferred stocks, bonds, or other investments, or may be held in cash. Such investments may include any collective investment trust which provides for the pooling of assets of plans described in section 401(a) of the Code and exempt from tax under section 501(a) of the Code, including any such trust maintained by the Trustee.

         III-2. STOCK DIVIDENDS, SPLITS AND OTHER CAPITAL REORGANIZATIONS. Any Company Stock received by the Trustee as a stock split or dividend or as a result of a reorganization or other recapitalization of the Company shall be allocated as of each Valuation Date under the Plan in proportion to the Company Stock to which it is attributable.

         III-3. VOTING OF SHARES AND TENDER OR EXCHANGE OFFERS. Company Stock held in the Trust Fund shall be voted by the Trustee in the manner set forth in the Plan. If any tender or exchange or similar offer to purchase all or any portion of outstanding Company Stock is made by any person, the Trustee, in its sole discretion and consistent with its duties described in paragraph II-4 will decide whether to accept or reject the offer with respect to the shares of Company Stock held in the Trust Fund.

         III-4. PUT OPTION. If the distribution of a participant's Individual Account is to be made in cash or the Trustee expects to incur substantial Trust expenses which will not be paid directly by the Employers, and the Trustee determines that the Trust Fund has insufficient cash to make anticipated distributions or pay Trust expenses, the Trustee shall have a "put option" on Company Stock it holds to the Company to the extent the Trustee reasonably believes it necessary to meet such anticipated distributions and expenses. The implementation of such a put option shall be pursuant to one or more of the following arrangements as the Committee shall determine:

                  (a) The Trustee shall put Company Stock to the Company on a Valuation Date in an amount sufficient to provide an amount of cash estimated in good faith by the Committee to be sufficient to make anticipated distributions from the Trust for payment of benefits or expenses until the next succeeding Valuation Date.

                  (b) If permitted under applicable law, rulings and regulations, and not a prohibited transaction under section 4975(c) of the Code or Section 406 or 407 of ERISA (or a prohibited transaction exemption), the Trustee, in its discretion, shall put Company Stock to the Company on a date other than a Valuation Date, and shall be paid therefor the fair market value of such Company Stock determined as of the next preceding Valuation Date.

                  (c) If permitted under applicable law, rulings, or regulations, and is not a prohibited transaction under section 4975(c) of the Code or Section 406 or 407 of ERISA (or a prohibited transaction exemption), the Committee, at the request of the Trustee, shall cause the Employers to advance to the Trustee the amounts needed to make distributions of benefits or payment of expenses. Such amounts shall be reimbursed by the Trustee to the Employers, with such interest as may be permitted under ERISA, as of the next succeeding Valuation Date exercising its put option to the extent appropriate to make such reimbursement.

                  (d) The Committee, in its discretion, may direct the Trustee to cause a special valuation of the Company Stock to be made by an Independent Appraiser as of the date of the put option to the Company, or it may cause benefits to be distributed based on the value of a participant's Individual Account as of the Valuation Date next succeeding the later of the participant's termination date or the date for which payment is requested.

                  (e) The Trustee may exercise a put option to the Company and cause the fair market value of such Company Stock to be paid by the Company pursuant to any other arrangement agreed upon by the Trustee and the Committee to the extent permitted by applicable law, rulings and regulations.


ARTICLE IV - MISCELLANEOUS

         IV-1. DISAGREEMENT AS TO ACTS. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in any accounting, the Trustee shall have the right to have its account settled by a court of competent jurisdiction.

         IV-2. PERSONS DEALING WITH TRUSTEE. No person dealing with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee, or to determine whether the Trustee is acting pursuant to any authority granted to it under this Trust Agreement or the Plan.

         IV-3. BENEFITS MAY NOT BE ASSIGNED OR ALIENATED. The interests under the Plan and this Trust Agreement of participants and other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except to the extent provided in the Plan.

         IV-4. INDEMNIFICATION OF TRUSTEE. To the extent permitted by applicable law, the Trustee shall be indemnified by the Company against any and all liabilities, settlements, judgments, losses, costs, and expenses (including reasonable legal fees and expenses) of whatever kind and nature which may be imposed on, incurred by or asserted against the Trustee by reason of the performance or nonperformance of a Trustee's function if such action did not constitute gross negligence or willful misconduct. Furthermore, the Company agrees to indemnify the Trustee against any liability imposed as a result of a claim asserted by any person or persons under Federal or state law where the Trustee acts in good faith. The foregoing right of indemnification shall be in addition to other rights of the Trustee by law or by reason of insurance coverage of any kind. The Company may, at its own expense, and as allowed by law, settle any claim asserted or proceeding brought against the Trustee when such settlement appears to be in the best interests of the Company. If the Company obtains fiduciary liability insurance to protect the Trustee, the provisions of this paragraph IV-4 shall be applicable only to the extent that such insurance coverage is insufficient.

         IV-5. EVIDENCE. Evidence required of anyone under this Trust Agreement may be by certificate, affidavit, document or other instrument which the person acting in reliance thereon considers pertinent and reliable, and signed, made or presented by the proper party.

         IV-6. WAIVER OF NOTICE. Any notice required under this Trust Agreement may be waived in writing by the person entitled thereto.

         IV-7. COUNTERPARTS. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original and no other counterparts need be produced.

         IV-8. GOVERNING LAWS. This Trust Agreement shall be construed and administered according to the laws of the State of New Jersey to the extent that such laws are not preempted by the laws of the United States of America.

         IV-9. SUCCESSORS, ETC. This Trust Agreement shall be binding on the Employers, the Trustee and their successors and on all persons entitled to benefits under the Plan and their respective heirs and legal representatives.

         IV-10. SUCCESSORS TO EMPLOYERS. If provision is made for a successor to any Employer or a purchaser of all or substantially all of any Employer's assets to continue the Plan, such successor or purchaser shall be substituted for that Employer under this Trust Agreement.

         IV-11. ACTION BY EMPLOYERS. Any action required or permitted to be taken by an Employer under this Trust Agreement shall be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors.


ARTICLE V - NO REVERSION TO EMPLOYERS

         No part of the corpus or income of the Trust Fund shall revert to any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, except as provided below:

                  (a) Employer contributions under the Plan for the first Plan Year are conditioned on the initial qualification of the Plan under section 401
(a) of the Code for that year, and, if the Plan does not so qualify, the Trustee shall, upon written request of an Employer, return to that Employer the amount of any contribution made by that Employer under the Plan for such year, reduced by the amount of any losses thereon, increased by the amount of any increment thereon, within one year after the date that qualification of the Plan is denied, but only if an application for qualification is submitted within the time prescribed by law;

                  (b) if a contribution or any portion thereof is made by an Employer by a mistake of fact, the Trustee shall, upon written request of that Employer, return the contribution or such portion, reduced by the amount of any losses thereon, to that Employer within one year after the date of payment to the Trustee;

                  (c) the contributions of each Employer under the Plan are conditioned upon the deductibility thereof under section 404 of the Code, and, to the extent any such deduction is disallowed, the Trustee shall, upon written request of that Employer, return the amount of the contribution (to the extent disallowed), reduced by the amount of any losses thereon, to that Employer within one year after the date the deduction is disallowed; and

                  (d) if, upon termination of the Plan with respect to any Employer, any amounts are held in a suspense account which are attributable to the contributions of such Employer, and such amounts may not be credited to the Individual Accounts of participants, such amounts will be returned to that Employer as soon as practicable after the termination of the Plan with respect to that Employer.


ARTICLE VI - CHANGE OF TRUSTEE

         VI-1. RESIGNATION. The Trustee may resign at any time by giving thirty
(30) days advance written notice to the Company.

         VI-2. REMOVAL OF THE TRUSTEE. The Company may, at its discretion, remove a Trustee by written notice to the Trustee; provided, however that such removal shall not be effective prior to the date such notice is given.

         VI-3. DUTIES OF RESIGNING OR REMOVED TRUSTEE AND OF SUCCESSOR TRUSTEE. If the Trustee resigns or is removed, it shall promptly transfer and deliver the assets of the Trust Fund to the successor Trustee, after reserving such reasonable amount as it shall deem necessary to provide for expenses and any sums chargeable against the Trust Fund for which it may be liable. Within 120 days, the resigned or removed Trustee shall furnish to the Company and the successor Trustee an account of its administration of the Trust from the date of its last account. Each successor Trustee shall succeed to the title to the Trust Fund vested in his predecessor without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title or record in any successor Trustee. Each successor shall have all the powers, rights and duties conferred by this Trust Agreement as if originally named Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee.

         VI-4. FILLING TRUSTEE VACANCY. The Company may fill a vacancy in the office of Trustee as soon as practicable by a writing filed with the person or entity appointed to fill the vacancy and with the other Employers.


ARTICLE VII - ADDITIONAL EMPLOYERS

         Any Related Company (as defined below) may with the consent of the Company become a party to this Trust Agreement by:

                  (a) filing with the Company and the Trustee a certified copy of a resolution of its Board of Directors to that effect; and

                  (b) filing with the Trustee a certified copy of a resolution of the Board of Directors of the Company consenting to such action.

         A "Related Company" is any corporation, trade or business during any period in which it is, along with the Company, a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described in sections 414(b), 414(c) and 414(m), respectively, of the Code, and the regulations issued thereunder, and any other entity required to be aggregated with the Company pursuant to regulations issued under section 414(o) of the Code.


ARTICLE VIII - AMENDMENT AND TERMINATION

         VIII-1. AMENDMENT. Subject to the provisions of Article V, the Company reserves the right to amend the Trust Agreement at any time, except that no amendment shall substantially change the rights, duties and liabilities of the Trustee under this Trust Agreement without its consent.

         VIII-2. TERMINATION. If the Plan, as applied to all of the Employers, is terminated, all of the provisions of the Trust evidenced by this Trust Agreement nevertheless shall continue in effect until the entire Trust Fund has been distributed by the Trustee in accordance with the provisions of the Plan. If the Plan, as applied to any Employer, is terminated, all of the provisions of the Trust evidenced by this Trust Agreement, as applied to that Employer, nevertheless shall continue in effect until the portion of the Trust Fund attributable to employees and former employees of that Employer has been distributed in its entirety by the Trustee in accordance with the provisions of the Plan.

         IN WITNESS WHEREOF, the Company and Trustee have caused these presents to be signed and their seals to be hereunto affixed and attested by their duly authorized officers all as of the day and year first above written.


ATTEST:                                              PVC CONTAINER CORPORATION



                                                     By:
-----------------------------                            ----------------------
Title:                                                   Title:


(Corporate Seal)


ATTEST:                                              HERBERT S. MEEKER



-----------------------------                        --------------------------
                                                     Trustee

STATE OF                   )
                           :  ss.:
COUNTY OF                  )


         On the   day of          , 1996, before me personally came           ,
to me known, who, being by me duly sworn, did depose and say that he resides at
No.           ; that he is                            of PVC CONTAINER
CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



                                             ----------------------------------
                                             Notary Public




(Notarial Seal)

STATE OF                   )
                           :  ss.:
COUNTY OF                  )


         On the   day of          , 1996, before me personally came           ,
to me known, who, being by me duly sworn, did depose and say that he resides at
No.          ; that he is the individual described in, and who executed, the foregoing instrument; and that he duly acknowledged to me that he executed the same.



                                             ----------------------------------
                                             Notary Public




(Notarial Seal)

                            PVC CONTAINER CORPORATION

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS


                                                                                                                  Page

ARTICLE I  Definitions..........................................................................................  I-1
                  Section 1.1  Acquisition Loan.................................................................  I-1
                  Section 1.2  Administrative Committee.........................................................  I-2
                  Section 1.3  Affiliated Entity................................................................  I-2
                  Section 1.4  Allocated Company Stock..........................................................  I-2
                  Section 1.5  Annual Compensation..............................................................  I-2
                  Section 1.6  Beneficiary......................................................................  I-2
                  Section 1.7  Benefit Payment..................................................................  I-3
                  Section 1.8  Board of Directors...............................................................  I-3
                  Section 1.9  Code.............................................................................  I-3
                  Section 1.10  Company.........................................................................  I-3
                  Section 1.11  Company Stock...................................................................  I-3
                  Section 1.12  Company Stock Account...........................................................  I-3
                  Section 1.13 Compensation.....................................................................  I-3
                  Section 1.14  Covered Employee................................................................  I-4
                  Section 1.15  Effective Date..................................................................  I-4
                  Section 1.16  Employee........................................................................  I-4
                  Section 1.17  Employer........................................................................  I-4
                  Section 1.18  Employment Commencement Date....................................................  I-4
                  Section 1.19  Entry Date......................................................................  I-5
                  Section 1.20  ERISA...........................................................................  I-5
                  Section 1.21  Financed Shares.................................................................  I-5
                  Section 1.22  Highly Compensated Employee.....................................................  I-5
                  Section 1.23  Hour of Service.................................................................  I-6
                  Section 1.24  Individual Account..............................................................  I-7
                  Section 1.25  Investment Account..............................................................  I-7
                  Section 1.26  Member..........................................................................  I-7
                  Section 1.27  Named Fiduciary.................................................................  I-7
                  Section 1.28  Normal Retirement Date..........................................................  I-7
                  Section 1.29  One-Year Break in Service.......................................................  I-7
                  Section 1.30  Plan............................................................................  I-8
                  Section 1.31  Plans...........................................................................  I-8
                  Section 1.32  Plan Year.......................................................................  I-8
                  Section 1.33  Separate Fund...................................................................  I-8
                  Section 1.34  Separation from Service.........................................................  I-8
                  Section 1.35  Spousal Consent.................................................................  I-8
                  Section 1.36  Spouse..........................................................................  I-9
                  Section 1.37  Trust Agreement.................................................................  I-9
                  Section 1.38  Trustees........................................................................  I-9
                  Section 1.39  Trust Fund......................................................................  I-9
                  Section 1.40  Valuation Date..................................................................  I-9
                  Section 1.41  Year of Service.................................................................  I-9

ARTICLE II  Participation...............................................................................    II-1
                  Section 2.1  Eligibility..............................................................    II-1
                  Section 2.2  Rehired Former Employee..................................................    II-1
                  Section 2.3  Participation............................................................    II-1

ARTICLE III  Contributions..............................................................................   III-1
                  Section 3.1  Employer Contributions...................................................   III-1
                  Section 3.2  Employee Contributions...................................................   III-1
                  Section 3.3  Allocation of Company Stock..............................................   III-1
                  Section 3.4  Allocations of Cash......................................................   III-3
                  Section 3.5  Maximum Annual Additions.................................................   III-3

ARTICLE IV  Trust Fund..................................................................................    IV-1
                  Section 4.1  General..................................................................    IV-1
                  Section 4.2  Investments in Company Stock.............................................    IV-1
                  Section 4.3  Acquisition Loans........................................................    IV-1
                  Section 4.4  Diversification of Company Stock.........................................    IV-2

ARTICLE V  Members' Accounts............................................................................     V-1
                  Section 5.1  Individual Accounts......................................................     V-1
                  Section 5.2  Valuation................................................................     V-1

ARTICLE VI  Company Stock...............................................................................    VI-1
                  Section 6.1  Voting and Tendering.....................................................    VI-1
                  Section 6.2  Dividends................................................................    VI-1

ARTICLE VII  Retirement Benefits........................................................................   VII-1
                  Section 7.1  Normal Retirement........................................................   VII-1
                  Section 7.2  Retirement After Normal Retirement Date..................................   VII-1
                  Section 7.3  Normal Form of Benefit...................................................   VII-1
                  Section 7.4  Time for Payment of Benefits.............................................   VII-2
                  Section 7.5  Death Benefits...........................................................   VII-2
                  Section 7.6  Designation of Beneficiary...............................................   VII-2
                  Section 7.7  Incapacity...............................................................   VII-3
                  Section 7.8  Spendthrift Provision....................................................   VII-4
                  Section 7.9  Proof of Claim...........................................................   VII-6

ARTICLE VIII  Vesting...................................................................................  VIII-1
                  Section 8.1  General..................................................................  VIII-1
                  Section 8.2  Forfeitures..............................................................  VIII-1
                  Section 8.3  Manner of Payment........................................................  VIII-1

ARTICLE IX                                    Rights on Company Stock...................................    IX-1
                  Section 9.1  Right of First Refusal...................................................    IX-1
                  Section 9.2  Stock Transfer Restrictions..............................................    IX-1
                  Section 9.3  Puts.....................................................................    IX-2

ARTICLE X  Committee.....................................................................................     X-1
                  Section 10.1  Appointment..............................................................     X-1
                  Section 10.2  Duties and Powers........................................................     X-1
                  Section 10.3  Reimbursement............................................................     X-3
                  Section 10.4  Self Interest............................................................     X-3
                  Section 10.5  Records..................................................................     X-3
                  Section 10.6  Reports..................................................................     X-3
                  Section 10.7  Liability................................................................     X-3
                  Section 10.8  Claims and Claims Review.................................................     X-4
                  Section 10.9  Review Committee.........................................................     X-5

ARTICLE XI  Amendment of the Plan........................................................................    XI-1
                  Section 11.1  General..................................................................    XI-1

ARTICLE XII  Termination of the Plan.....................................................................   XII-1
                  Section 12.1  General..................................................................   XII-1
                  Section 12.2  Termination..............................................................   XII-1
                  Section 12.3  Distribution of Trust Fund...............................................   XII-1

ARTICLE XIII  Miscellaneous Provisions...................................................................  XIII-1
                  Section 13.1  Construction.............................................................  XIII-1
                  Section 13.2  Limitation of Rights.....................................................  XIII-1
                  Section 13.3  Limitation of Liability..................................................  XIII-1
                  Section 13.4  Mergers and Consolidations of Plans or Transfers of Assets...............  XIII-1
                  Section 13.5  Gender and Number........................................................  XIII-2

ARTICLE XIV  TOP-HEAVY PROVISIONS........................................................................   XIV-1
                  Section 14.1  Applicability............................................................   XIV-1
                  Section 14.2  Determination of Top-Heavy Plan..........................................   XIV-1
                  Section 14.3  Top-Heavy Rules..........................................................   XIV-4

ARTICLE XV  Revocability.................................................................................    XV-1
                  Section 15.1  General..................................................................    XV-1

ARTICLE XVI  Direct Rollovers............................................................................   XVI-1
                  Section 16.1 - General.................................................................   XVI-1
                  Section 16.2 - Eligible rollover distribution..........................................   XVI-1
                  Section 16.3 - Eligible retirement plan................................................   XVI-1
                  Section 16.4 - Distributee.............................................................   XVI-2
                  Section 16.5 - Direct to rollover......................................................   XVI-2

                          EMPLOYEE STOCK OWNERSHIP PLAN


                  ESTABLISHMENT AND ADOPTION of the PVC CONTAINER CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan"), effective as of July 1, 1995, by PVC CONTAINER CORPORATION (the "Company").


                              W I T N E S S E T H:


                  WHEREAS, the Company wishes to establish and adopt an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended for the purpose of investing primarily in Company stock and enabling participating employees to share in the growth and prosperity of the Company through ownership of stock of the Company, and
                  WHEREAS, the Company wishes to comply with the Employee Retirement Income Security Act of 1974, as amended, and the regulations issued thereunder;
                  NOW, THEREFORE, effective as of July 1, 1995, the Company hereby establishes, adopts and states the Plan in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  When used herein, the following terms shall have the following meanings unless the context clearly indicates otherwise:

                  Section 1.1 Acquisition Loan - A loan or other extension of credit used by the Plan to finance the acquisition of Company Stock, including, but not limited to, an installment or other debt obligation from the Plan to a "party in interest" (as defined by Section 3(14) of ERISA) and/or a "disqualified person" (as defined by Section 4975(e)(2) of the Code), and any refinancing of any such loan or other extension of credit.

                  Section 1.2 Administrative Committee - The committee provided for in Section 10.2 hereof with duties and powers relating to the general operation and administration of the Plan.

                  Section 1.3 Affiliated Entity - An entity, regardless of whether such entity has adopted the Plan, within the controlled or affiliated service group of an Employer as determined by Sections 414(b), (c) and (m) of the Code and, solely for purposes of Section 3.5, under the rules set forth in
Section 415(h) of the Code.

                  Section 1.4 Allocated Company Stock - Company Stock allocated to Members' Company Stock Accounts as provided in Section 5.1(i) hereof.

                  Section 1.5 Annual Compensation - The base compensation not exceeding $150,000 (as adjusted from time to time by the Secretary of the Treasury or delegate thereof) paid to an Employee by an Employer during a Plan Year, including Employer contributions made as a result of a salary deferral agreement under Section 125 or Section 401(k) of the Code, but excluding bonuses, overtime pay and other extra compensation, expense reimbursements and Employer contributions paid under the Plan or any other welfare or qualified deferred compensation plan (except as set forth above).

                  Section 1.6 Beneficiary - The person designated to receive payments in the event of the death of a Member, as more fully set forth in
Section 7.6 hereof.

                  Section 1.7 Benefit Payment Date - The date benefits commence to be paid to a Member or Beneficiary after the Member's Separation from Service under the provisions of the Plan, but in no event later than April 1st following the year in which a Member attains the age of 70 1/2.

                  Section 1.8 Board of Directors - The Board of Directors of the Company.

                  Section 1.9 Code - Internal Revenue Code of 1986, as amended from time to time, and the regulations in effect thereunder.

                  Section 1.10 Company - PVC Container Corporation, a Delaware corporation and its successors.

                  Section 1.11 Company Stock - Common stock of the Company.

                  Section 1.12 Company Stock Account - The account described in
Section 5.1(i) hereof maintained for each member for Allocated Company Stock.

                  Section 1.13 Compensation - The total of a Member's wages, salary and other remuneration received for personal services actually rendered in the course of employment with an Employer or Affiliated Entity (including, but not limited to, commissions, compensation for services on the basis of a percentage of profits and bonuses), and excluding the following:

                           (1) Employer contributions to a plan of deferred
compensation which are not includible in the Member's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Member, or any distributions from a plan of deferred compensation;

                           (2) amounts realized from the exercise of a
nonqualified stock option or when restricted stock (or property) held by the Member either becomes freely transferable or is no longer subject to a substantial risk or forfeiture; and

                           (3) amounts realized from the sale, exchange or other
disposition of stock acquired under a qualified stock option.

                  Section 1.14 Covered Employee - with respect to a Plan Year, any Employee who is employed by an Employer, except independent contractors, leased employees within the meaning of Section 414(n)(2) of the Code and Employees covered by a collective bargaining agreement with an Employer in the negotiation of which retirement benefits were the subject of good faith bargaining between the Employer and the employee representative and which does not provide for the participation of the represented employees in the Plan.

                  Section 1.15 Effective Date - July 1, 1995.

                  Section 1.16 Employee - Any person employed by an Employer or Affiliated Entity, including any leased employee within the meaning of Section 414(n)(2) of the Code.

                  Section 1.17 Employer - The Company, and each other subsidiary, affiliate, successor or other corporation that shall, with the consent of the Board of Directors, elect to adopt the Plan.

                  Section 1.18 Employment Commencement Date - (i) The date an Employee is first credited with an Hour of Service with an Employer or an Affiliated Entity and (ii) the date an Employee is first credited with an Hour of Service following a Separation from Service provided such Employee is not employed or re-employed by an Employer or Affiliated Entity within 12 months of such Separation from Service.


                  Section 1.19 Entry Date - July 1, 1995 and each January 1 and July 1 thereafter.

                  Section 1.20 ERISA - Employee Retirement Income Security Act of 1974, as amended from time to time.

                  Section 1.21 Financed Shares - Shares of Company Stock which
(i) satisfy the definition of "employer securities" under Section 409(l) of the Code, (ii) are acquired by the Plan with the proceeds of an Acquisition Loan, and (iii) are held in a suspense account pending release and allocation, as provided in Section 3.3, to Members' Individual Accounts upon the loan repayments.

                  Section 1.22 Highly Compensated Employee - Except as otherwise provided in this Section 1.22, an Employee who during the Plan Year or the immediately preceding Plan Year, or a former Employee who at any time after attaining age 55 or at the time of his Separation from Service, (i) owns Company Stock exceeding 5% or possessing more than 5% of the total voting power of all outstanding Company Stock (a "5% owner"), (ii) earns more than $100,000 from all Employers and Affiliated Entities, (iii) earns more than $66,000 from all Employers and Affiliated Entities and is among the highest paid one-fifth of all Employees, or (iv) is the highest paid officer of an Employer or Affiliated Entity or an officer of an Employer or Affiliated Entity earning more than 150% of the dollar limit set forth in Section 415(c)(1)(B) of the Code.

                  The $100,000 and $66,000 limitation set forth above shall be deemed revised in accordance with adjustments by the Secretary of the Treasury or delegate thereof. Notwithstanding the above provision, with respect to a Plan Year, an Employee (other than a 5% owner for such Plan Year or the immediately preceding Plan Year) who first becomes eligible to be treated as a Highly Compensated Employee during such Plan Year and is not among the highest paid 100 Employees for such Plan Year shall not be treated as a Highly Compensated Employee for such Plan Year.

                  For purposes of the above provisions, no more than the lesser of (i) 50 Employees or (ii) the greater of (a) 3 or (b) 10% of all Employees shall be treated as officers. Further, an Employee who is a member of the family of a 5% owner or one of the 10 Highly Compensated Employees with the greatest compensation shall not be treated as a separate Employee and such Employee's compensation shall be treated as paid to the 5% owner or Highly Compensated Employee, as the case may be. For purposes of this Section 1.22, an "Employee" shall not include any person not participating in the Plan: (i) who has not completed at least 6 months of service, (ii) who normally work less than 17 1/2 hours per week, (iii) who normally works not more than 6 months during a Plan Year, (iv) who have not attained age 21, or (v) who (except to the extent provided in applicable treasury regulations) are included in a unit of employees covered by an agreement which the U.S. Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer.

                  Section 1.23 Hour of Service - Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by an Employer or Affiliated Entity for the performance of duties; these hours shall be determined in accordance with the rules set forth in Department of Labor Regulations
Section 2530.200b-2(b) and shall be credited to the Employee for the computation period or periods in which the duties were performed or for which the payment pertains, rather than the computation period in which the payment is made.

                  Notwithstanding anything contained herein to the contrary, an Employee shall be credited with (i) Hours of Service if such credit is required by any Federal law and is not otherwise credited hereunder.

                  Section 1.24 Individual Account - A Member's account as defined in Section 5.1 hereof.

                  Section 1.25 Investment Account - The account described in
Section 5.1(ii) hereof to which is allocated, on behalf of a Member, investments of the Plan other than Company Stock, if any.

                  Section 1.26 Member - A person who (i) is a Covered Employee and has commenced participation in the Plan in accordance with Article II hereof or (ii) has participated in the Plan in accordance with Article II hereof and has a credit balance in an Individual Account.

                  Section 1.27 Named Fiduciary - The Administrative Committee shall be a Named Fiduciary for the administration of benefits under the Plan and Members shall be the Named Fiduciaries with respect to the voting and tendering of Allocated Company Stock and Financed Shares held by the Trust Fund.

                  Section 1.28 Normal Retirement Date - The later of a Member's sixty-fifth birthday or the anniversary of a member's fifth year of participation in the Plan.

                  Section 1.29 One-Year Break in Service - An absence from service with all Employers and Affiliated Entities for twelve consecutive months.

         In the case of a person who is absent from such service solely on account of:

                                    (i) pregnancy of the person;

                                    (ii) birth of a child of the person;

                                    (iii)    placement of a child with the
                                             person for adoption; or

                                    (iv)     care of such child for a period
                                             beginning immediately following
                                             such birth or placement;

the Plan shall credit, solely for purposes of determining whether the person has incurred a One- Year Break in Service, the twelve-month period immediately following the Separation from Service that would normally have been credited to such person but for such absence.

                  Section 1.30 Plan - The Plan herein set forth, as amended from time to time.

                  Section 1.31 Plans - All plans of Employers and Affiliated Entities qualified under Part I, Subchapter D, Chapter I of Subtitle A of the Code, including any simplified employee pension plan as defined in Section 408(k) of the Code.

                  Section 1.32 Plan Year - The twelve (12) month period, commencing on July 1, 1995 and ending on June 30, 1996, and the twelve-month periods ending each subsequent June 30th.

                  Section 1.33 Separate Fund - Any separate investment fund maintained by the Trustees pursuant to the Trust Agreement for investment of members' Individual Accounts.

                  Section 1.34 Separation from Service - The earlier of (1) the date a person separates, is discharged or retires from service from all Employers and Affiliated Entities, (2) the date a person dies, or (3) the first date following a one-year period during which a person is absent from service with all Employers and Affiliated Entities for any other reason.

                  Section 1.35 Spousal Consent - Written consent by a Member's Spouse to the Member's selection of a specific non-Spouse Beneficiary, where such selection may not be changed without the Spouse's consent (or such initial consent of the Spouse expressly permits other Beneficiary designations by the Member without any requirement of further consent by the Spouse, and where such consent is witnessed by a Plan representative or a notary public and includes acknowledgment by the Spouse of the effect of such consent.

                  Section 1.36 Spouse - The person recognized by the state in which the Member is domiciled as the Member's legal spouse at the date of determination, which is the earlier of the member's Benefit Payment Date or date of death. The Administrative Committee, in its sole discretion, may require that a Member or Beneficiary provide the Administrative Committee with such information as it deems necessary to establish that a Member's Spouse cannot be located. The Administrative Committee shall be entitled to rely upon a representation of a Member that the Member has no Spouse.

                  Section 1.37 Trust Agreement - The Agreement with the Trustees referred to in Section 4.1 hereof.

                  Section 1.38 Trustees - The person or persons designated as such, pursuant to the Trust Agreement.

                  Section 1.39 Trust Fund - The assets of the Plan held by the Trustees under the Trust Agreement.

                  Section 1.40 Valuation Date - The last business day of each Plan Year and any other date or dates selected by the Administrative Committee with the approval of the Trustees.

                  Section 1.41 Year of Service - Each consecutive twelve-month period of employment with an Employer or Affiliated Entity, the computation of which shall commence with a person's Employment Commencement Date.

                                   ARTICLE II

                                  PARTICIPATION

                  Section 2.1 Eligibility - Each Covered Employee who both attained age 21 and completed one Year of Service as of July 1, 1995 and who was employed by an Employer on July 1, 1995 shall be eligible to become a Member of the Plan on July 1, 1995. Each other Covered Employee shall be eligible to become a Member of the Plan on the Entry Date coincident with or immediately following the Covered Employee's attainment of age 21 and completion of at least one Year of Service, provided the Covered Employee is employed by an Employer on such Entry Date.

                  Section 2.2 Rehired Former Employee - Any former Employee who is or was a Member and who is reemployed as a Covered Employee by an Employer following a Separation from Service shall be eligible to participate in the Plan as of the date of such reemployment.

                  Section 2.3 Participation - A Covered Employee who is eligible to participate in the Plan shall commence participation in the Plan as of the Entry Date upon which he satisfies the eligibility requirements, provided he is then a Covered Employee.

                                   ARTICLE III

                                  CONTRIBUTIONS

                  Section 3.1 Employer Contributions - The contribution, if any, by an Employer to the Trust Fund for each Plan Year shall be the amount, in cash or Company Stock, as the Company in its sole and absolute discretion may determine.

                  Section 3.2 Employee Contributions - Employees shall not be required or permitted to make contributions to the Trust Fund.

                  Section 3.3  Allocation of Company Stock

                           (a) Financed Shares - Financed Shares shall initially
be credited to a "suspense account" and shall be allocated to the Individual Accounts of Members only as payments of principal and interest on the related Acquisition Loan are made by the Trustees. The number of Financed Shares to be allocated to Members' Individual Accounts for each Plan Year shall be the product of the original amount of Financed Shares (less the number of Financed Shares previously sold, if any) multiplied by a fraction, the numerator of which is the amount of loan repayments for such Plan Year towards the amortization of principal on the related Acquisition Loan made with contributions to the Plan, cash dividends received on Financed Shares, and the proceeds of the sale of non-cash dividends or other distributions received on Financed Shares, or the denominator of which is the total projected amount of principal payments to be paid on the related Acquisition Loan (less the amount repaid with the proceeds, if any, from the sale of Financed Shares). Principal and interest payments shall be made at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years. Financed Shares shall be allocated as of the last day of the Plan


                                      III-1

Year, subject to the restrictions of Section 3.5, among the Individual Accounts of Members who are Covered Employees on the last day of the Plan Year based on the ratio that each such member's Annual Compensation bears to the total Annual Compensation of all such Members. In the event Financed Shares are sold, the proceeds of the sale, to the extent equal to the original purchase price, shall first be used to repay the related Acquisition Loan and then the remaining proceeds, if any, shall be allocated as of the last day of the Plan Year among the Individual Accounts of Members who are Covered Employees on the last day of the Plan Year initially based on the ratio that the amount of each such Member's Individual Account bears to the total amount of all such Members' Individual Accounts, and to the extent any such allocation is not permitted under Section 401(a)(4) of the Code, thereafter based on the ratio that each such Member's Annual Compensation bears to the total Annual Compensation of all such Members. Any such allocation arising from the sale of Financed Shares shall not be subject to the provisions of Section 3.5.

                           (b) Contributions of Company Stock - Company Stock
contributed by an Employer for the first Plan Year ending on June 30, 1996 shall be allocated, as and when contributed (but subject to the restrictions of Section 3.5), to Members who are Covered Employees as of June 30, 1996 based on the ratio that each such Member's Annual Compensation for the twelve-month period ending on June 30, 1996 bears to the total Annual Compensation for such period of all such Members. Company Stock contributed by an Employer for any Plan Year beginning after June 30, 1996 shall be allocated to all Members who are Covered Employees as of the last day of the Plan Year based on the ratio that each such


                                      III-2

Member's Annual Compensation for the Plan Year bears to the total Annual Compensation for the Plan year of all such Members.

                           (c) The Administrative Committee shall establish
accounting procedures for the purpose of making the allocations to Members' Individual Accounts provided for in this Section and shall maintain adequate records of the cost basis of the Allocated Company Stock.

                  Section 3.4 Allocations of Cash - The Individual Account of each Member who is a Covered Employee on the last day of the Plan Year shall be credited each Plan Year, subject to the restrictions of Section 3.5, with the Member's allocable shares of Employer contributions consisting of cash (other than cash to be applied to the repayment, including interest thereon, of an Acquisition Loan), if any. Such contributions shall be allocable as of the last day of the Plan Year among the Individual Accounts of Members who are Covered Employees on the last day of the Plan Year based on the ratio that each such Member's Annual Compensation bears to the total Annual Compensation of all such members.

                  Section 3.5 Maximum Annual Additions - For each Plan Year, the maximum "annual addition", as hereinafter defined, for any Member shall be the lesser of (i) $30,000 or (ii) twenty-five percent (25%) of the Member's Compensation.

                  The "annual addition" for a Member shall be the sum of (i) Employer and Affiliated Entities' contributions for the Member for the Plan Year to defined contribution Plans which are directly allocated to the Member's account for the Plan Year or utilized to pay principal or interest on an Acquisition Loan, (ii) the Member's voluntary contributions to all Plans for such Plan Year and (iii) forfeitures allocated to the Member's account, if any. If not more than one-third (1/3) of the Employer contributions for a Plan Year used to pay principal


                                      III-3
or interest on an Acquisition Loan is allocated to Highly Compensated Employees, forfeitures of previous Financed Shares and Employer contributions utilized to pay interest on an Acquisition Loan shall not be included in the calculation of the "annual addition" for the Plan Year with respect to each Member.

                  In any case in which a Member participates in both defined benefit and defined contribution Plans maintained by an Employer or Affiliated Entity, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year for the Member may not exceed 1.0. The defined benefit plan fraction for any Plan Year is a fraction (a) the numerator of which is the projected annual benefit of the member under all defined benefit Plans (determined as of the close of the Plan Year), and (b) the denominator of which is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to the applicable Member for such year. The defined contribution plan fraction for any Plan Year is a fraction (a) the numerator of which is the sum of the annual additions to the Member's account or accounts of defined contribution Plans as of the end of the Plan Year, and (b) the denominator of which is the sum of the lesser of the following amounts determined for the Plan Year and for each prior Plan Year (for the purpose of this Section 3.5 a Plan Year shall be determined without regard to whether it commences before or after the Effective Date): (i) the product of 1.25, multiplied by the dollar limitations in effect under
Section 415(C)(1)(A) of the Code for such Plan Year or prior Plan Year (determined without regard to Section 415(c)(6) of the Code), or (ii) the


                                      III-4
product of 1.4 multiplied by 25% of the Member's Compensation from Employers and Affiliated Entities for each such Plan Year.

                  If the above described limitations would be exceeded as to any Member, the excess shall be allocated to the Individual Accounts of other Members in accordance with Sections 3.3 and/or 3.4, as applicable, to the extent possible without exceeding the allocation limitations for the Members. Any amounts which cannot be allocated to any Member's Individual Account by reason of these limitations shall be held in a suspense account and treated as a Plan contribution to be allocated pursuant to Sections 3.3 and 3.4 for the next succeeding Plan Year. Notwithstanding anything contained herein to the contrary, if the Plan is or is regarded as terminated, amounts held in such suspense account shall be paid to the Employer which contributed said amounts.

                  In the event that the Secretary of the Treasury, or his delegate, shall adjust or has adjusted the $30,000 limit imposed herein to reflect cost-of-living increases such limit shall be increased automatically hereunder effective as of the first day of the Plan Year during which any such adjustment takes effect, to the same extent as provided in any announcement issued by the Secretary of the Treasury or his delegate of an adjustment of such limits.

                  In the event the 1.0 fraction set forth above is exceeded with respect to a Member, an adjustment shall first be made to the contributions allocable to the Member under the Plan before an adjustment is made with respect to the Member under other Plans. For the purpose of Section 415 of the Code, annual calculations shall be based on the Plan Year and the limitation year thereunder shall be the Plan Year.


                                      III-5

                                   ARTICLE IV

                                   TRUST FUND

                  Section 4.1 General - The benefits of the Plan shall be provided by the Trust Fund which shall consist of contributions made by the Employers, all investments made therewith, and proceeds thereof, and all earnings and losses thereon, less payments made therefrom. The Trust Fund shall be held in accordance with the Plan and the Trust Agreement entered into between the Company and the Trustees. The Trust Agreement may from time to time be amended in the manner therein provided.

                  Section 4.2 Investments in Company Stock - The Trust Fund shall be invested primarily in shares of Company Stock, as provided in the Trust Agreement. The Trust Fund may be used to purchase shares of Company Stock from the Company or its shareholders provided that shares of Company Stock purchased with borrowed funds by the Trust Fund must constitute "employer securities" within the meaning of Section 409(l) of the Code. The Trust Fund may hold up to one hundred percent (100%) of its assets in Company Stock.

                  Section 4.3 Acquisition Loans - The Trustees may incur Acquisition Loans from the Company or any financial institution from time to time to effect the acquisition of Company Stock or to repay a prior Acquisition Loan. An Acquisition Loan may be secured by a pledge of the Company Stock so acquired (or acquired with the proceeds of a prior Acquisition Loan which is refinanced with the new Acquisition Loan). No other assets of the Trust may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against the Trust Fund other than any Company Stock remaining subject to pledge. Any pledge of Company Stock must provide for the release and allocation of such shares as provided in Section 5.2.

Repayments of principal and interest on any Acquisition Loan shall be made by the Trustees only from Employer contributions paid in cash, from earnings attributable to such contributions, from any cash dividends or the proceeds of any non-cash dividends received on Financed Shares, from cash dividends on Allocated Company Stock (other than currently distributed cash dividends as provided in Section 6.2 hereof) or from the proceeds of the sale of Financed Shares or other distributions received on Financed Shares.

                  Section 4.4 Diversification of Company Stock - The Administrative Committee shall adopt uniform rules pursuant to which a Member may elect during the ninety-day period immediately after the end of each of the first five Plan Years beginning after the date the Member has attained age 55 and completed 10 years of participation in the Plan to direct the Trustees as to the investment of up to 25% (50% after the fifth such Plan Year) of his Individual Account, to the extent not already so invested, among not fewer than three (3) investment options offered by the Trustees. Elections with respect to allocations between Separate Funds shall be made in increments of one percent (1%) or more and shall be effective as of the first day of July. Notwithstanding any other provision of the Plan, the Administrative Committee may elect to distribute the amount of a Member's Individual Account for which diversification is required in a cash lump sum to the Member within ninety days following the election period described in this Section 4.4, except in the event the amount of such distribution exceeds $3,500 the consent of the Member shall be required before any such distribution.

                                    ARTICLE V

                                MEMBERS' ACCOUNTS

                  Section 5.1 Individual Accounts - The Administrative Committee shall establish and cause to be maintained an Individual Account for each Member which shall consist of:

                           (i) a Company Stock Account consisting of Company
Stock allocated to the Member's Individual Account pursuant to Sections 3.3 and
8.2 and Company Stock purchased on behalf of the Member with cash dividends on Company Stock in his Individual Account, together with any stock dividends attributable thereto; and

                           (ii) an Investment Account consisting of the cash
contributions of the Employer allocated to the Member's Individual Account pursuant to Sections 3.4 and 8.2, and cash dividends on and the proceeds of the sale of Company Stock allocated to the Member's Individual Account.

                  A Member's Investment Account shall be credited with its allocable share of the income and expenses and realized and unrealized gains and losses of the Trust Fund, other than in Company Stock based upon periodic valuations of the Trust Fund as provided in Section 5.2.

                  Section 5.2 Valuation - On each Valuation Date, the Administrative Committee, with the cooperation of the Trustees, shall determine the net income and expenses and realized and unrealized gains and losses of the Trust Fund for the period from the last valuation Date to the current Valuation Date and shall allocate such amount among the Investment Accounts of the Members in proportion to their respective account balances. The valuation shall take into account the increase (or decrease) in the fair market value of the Trust Fund (other than shares of Company Stock), interest income, dividends and other income and gains (or losses) attributable to the Trust Fund (other than any dividends on Allocated Company Stock), reduced by any expenses chargeable thereto. The valuation shall not take into account any interest paid by the Trust Fund on an Acquisition Loan or cash dividends received on Financed Shares or Allocated Company Stock which are utilized to amortize principal or pay interest on an Acquisition Loan.

                                   ARTICLE VI

                                  COMPANY STOCK

                  Section 6.1 Voting and Tendering - Except as provided below, the Trustees shall vote all Company Stock held by the Trustees under the Plan as directed by the Administrative Committee. Notwithstanding the above, each Member, or if applicable, his Beneficiary shall be entitled to direct the Trustee as to the manner in which Allocated Company Stock in such Member's (or Beneficiary's) Individual Account is to be voted.

                  Section 6.2 Dividends - Any cash dividends paid to the Trust Fund on Allocated Company Stock may be paid currently in cash to such Members or their Beneficiaries, allocated to Members' Individual Accounts as provided in
Section 5.1 or utilized for payment of any Acquisition Loan, as determined in the sole and absolute discretion of the Administrative Committee. Any cash dividends paid to the Trust Fund on Financed Shares shall be used to repay any Acquisition Loan and, to the extent all Acquisition Loans are fully satisfied, thereafter be allocated to Members' Individual Accounts in the same manner as the Company Stock with respect to which the dividend was payable. Any cash dividends paid with respect to Allocated Company Stock and used to satisfy any Acquisition Loan, shall entitle the Individual Account that would have received the dividend to an allocation of Financed Shares released from the suspense account referred to in Section 3.3 hereof on account of such payment of the Acquisition Loan, based upon the fair market value of Financed Shares at the time of payment. Any non-cash dividends received on Financed Shares shall be allocated to the suspense account holding Financed Shares referred to in Section
3.3 hereof.

                                   ARTICLE VII

                               RETIREMENT BENEFITS

                  Section 7.1 Normal Retirement - A Member shall be one hundred percent (100%) vested in his Individual Account if such Member is an Employee upon the attainment of his Normal Retirement Date. Each such Member upon incurring a Separation from Service on or after his Normal Retirement Date shall be entitled to a retirement benefit equal to the balance of the Member's Individual Account determined as of the Valuation Date immediately following his Separation from Service, and such benefit shall be distributed at the time provided in Section 7.4.

                  Section 7.2 Retirement After Normal Retirement Date. Notwithstanding Section 7.1, in the event a Member continues to be employed by an Employer or Affiliated Entity after his Normal Retirement Date, the payment of the Member's vested portion of his Individual Account shall be made no later than the 15th day of April immediately following the Plan Year in which the Member attains age 70 1/2.

                  Section 7.3 Normal Form of Benefit - The vested portion of the balance of a Member's Individual Account shall be paid to a Member in a single lump sum at the time provided in Section 7.4. Distribution of a Member's vested Individual Account balance will be made in whole shares of Company Stock, cash or a combination of both, as determined by the Administrative Committee; provided, however, that the Administrative Committee shall notify the Member of his right to demand distribution of the vested balance of his Individual Account entirely in whole shares of Company Stock (with the value of any fractional share paid in cash).


                                      VII-1

                  Section 7.4 Time for Payment of Benefits - The payment of benefits under the Plan to a Member shall be made as soon as administratively practicable after the Valuation is completed for the Plan Year in which the Member has a Separation from Service, unless the Member (or the Beneficiary) elects to defer to a later time such payment in a writing delivered to the Administrative Committee. In no event shall payment commence, unless a Member elects otherwise, later than the 60th day after the latest of the close of the Plan Year in which (1) occurs the date on which the Member attains the earlier of age 65 or the Normal Retirement Date, (2) occurs the 10th anniversary of the year in which the Member commenced participation in the Plan, or (3) the Member terminates his service with the Employer.

                  Notwithstanding any other provision of the Plan, the entire vested interest of each Member will be distributed to the Member (or his Beneficiary) not later than April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2.

                  Section 7.5 Death Benefits - If a Member dies prior to the date on which his benefits are fully paid, payment of the entire vested interest credited to the Member's Individual Account and, if the Member dies prior to his Separation from Service, the entire nonvested interest as well, shall be made in a lump sum to the Member's Beneficiary. Payment shall be made at the time specified in Section 7.4. In no event, however, may distribution to a Beneficiary other than a Member's Spouse be deferred beyond five (5) years after the Member's death, or a distribution to the Member's Spouse be deferred later than the fifth anniversary of the Member's death or the date the Member would have attained age 70 1/2.

                  Section 7.6 Designation of Beneficiary - Each Member shall have at any time the unrestricted right to designate a Beneficiary or change a Beneficiary to whom payment of any


                                      VII-2

Plan benefits payable upon the death of the Member shall be made in the event of the Member's death, except each Member with a Spouse shall be deemed to have designated such Spouse as his sole Beneficiary unless the Member provides the Administrative Committee with a Spousal Consent designating another Beneficiary or Beneficiaries. Each such designation shall be evidenced by a written instrument signed by the Member and filed with the Administrative Committee before his death together with any Spousal Consent thereto, if necessary. In the event a Beneficiary fails to survive the Member and the Member has not designated a contingent Beneficiary, the Beneficiary shall be deemed to be the Member's surviving Spouse. In the event the Member has no surviving Spouse and has not designated another Beneficiary, the Beneficiary shall be deemed to be the Member's estate. If the designated Beneficiary survives the Member but dies prior to receiving the full amount of the Member's death benefit and the Member has not designated a contingent Beneficiary, distribution of the remaining amount, if any, shall be made to the estate of the designated Beneficiary.

                  Section 7.7 Incapacity - If the Administrative Committee determines that any person to whom a benefit is payable hereunder is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Administrative Committee may cause the payments becoming due to such person to be made to another for his benefit without responsibility of the Administrative Committee or the Trustees to see to the application of such payment. Payment made pursuant to this Section 7.7 shall, as to such payment, operate as a complete discharge of the Employer, Plan, Trust Fund, Trustees and the Administrative Committee.


                                      VII-3

                  Section 7.8 Spendthrift Provision - Except as provided below, no benefit payable under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto.

                  The Trustees are specifically authorized to comply with any "domestic relations order" which the Administrative Committee determines to be a "qualified domestic relations order." For this purpose a "domestic relations order" shall mean any judgment, decree or order (including approval of a property settlement agreement) which relates to alimony payments, marital property rights or the provision of child support, to a Spouse, former Spouse, child or other dependent of a member (hereinafter referred to as the "alternate payee"), and is made pursuant to a State domestic relations law (including a community property law), and a "qualified domestic relations order" shall mean a domestic relations order which the Administrative Committee, in its sole discretion and applying uniform rules, determines to meet the following requirements:

                           (a) such order assigns to an alternate payee, or
creates or recognizes the existence of, a right to receive all or a portion of, the Member's benefits payable under the Plan;

                           (b) such order clearly specifies (i) the name and
last known mailing address (if any) of the Member and the name and mailing address of each alternate payee, if not otherwise known to the last Employer of the Member, (ii) the amount or percentage of the


                                      VII-4

Member's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined, (iii) the number of payments or period to which such order applies, and (iv) that the order applies to the Plan; and

                           (c) such order does not (i) require the Plan to
provide any type or form of benefits, or any option, not otherwise provided under the Plan, (ii) require the Plan to provide increased benefits (determined on the basis of actuarial value), and (iii) require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

                  In the case of any payment to an alternate payee required under a qualified domestic relations order before a Member has a Separation from Service, such payment shall be made provided that the member has attained age fifty-five (55). Payment to such alternate payee may be made in any form in which benefits may be paid under the Plan to the Member.

                  Upon the Administrative Committee's receipt of a domestic relations order it shall promptly notify the Member and any alternate payee of the receipt of such order and the Plan's procedures for determining whether such order is a qualified domestic relations order. The determination by the Administrative Committee of whether a domestic relations order is a qualified domestic relations order shall be made within a reasonable time and pursuant to written procedures adopted by the Administrative Committee. During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined, the Administrative Committee shall cause to be segregated in a separate account or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If within eighteen


                                      VII-5

(18) months it is determined that the order is not a qualified domestic relations order, or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Administrative Committee shall cause the segregated amounts (plus any interest thereon) to be paid to the Member if payment would have otherwise been made absent such order. Any determination thereafter that an order is a qualified domestic relations order shall be applied prospectively only.

                  Section 7.9 Proof of Claim - The Administrative Committee may require such proof of death and such evidence of the right of any person to receive payment of a deceased Member's interest in the Trust Fund as the Administrative Committee may deem desirable.


                                      VII-6

                                  ARTICLE VIII

                                     VESTING

                  Section 8.1 General - Except as provided in Section 7.1 and
Section 7.5, a Member's vested interest at any time in his Individual Account shall be determined in accordance with the following schedule:

          Number of Years of Service                 Applicable Percentage
          --------------------------                 ---------------------
                  Less than 5                                           0%
                   5 or more                                          100%


                  Section 8.2 Forfeitures - The nonvested interest credited to the Individual Account of each Member who has incurred a Separation from Service during the Plan Year shall be forfeited as of the end of the Plan Year in which the Member completes five (5) consecutive One Year Breaks in Service. Forfeitures shall be allocated to the Individual Accounts of the Members who are Covered Employees on the last day of the Plan Year in which the forfeiture occurs in the ratio that the amount of each such Member's Annual Compensation bears to the total Annual Compensation of all such Members.

                  Section 8.3 Manner of Payment - A Member who has a Separation from Service prior to attaining his Normal Retirement Date other than by reason of death shall be entitled to payment of the vested interest in his Individual Account in a lump sum payment, in accordance with applicable provisions of
Section 7.3 and Section 7.4 of the Plan; provided that if the value of the vested portion of a Member's Individual Account is in excess of $3,500, the Member must consent to the payment of his Individual Account prior to the attainment of age 65.


                                     VIII-1

                                   ARTICLE IX

                             RIGHTS ON COMPANY STOCK

                  Section 9.1 Right of First Refusal - Any shares of Company Stock held by the Plan shall be subject to a "right of first refusal" so long as such shares are not readily tradable on an established market. The right of first refusal shall provide that, prior to any transfer, such shares of Company Stock must first be offered in writing to the Company at the greater of (i) the fair market value determined as of the Valuation Date coinciding with or immediately preceding such offer or (ii) the purchase price and other terms offered under a bona fide written offer from an independent prospective buyer. The Company shall have a total of fourteen (14) days from the date the Company receives the offer to exercise the right of first refusal. In the event that such right of first refusal is exercised in response to a bona fide written offer from an independent prospective buyer, it shall be exercised upon the same terms offered by such prospective buyer.

                  Section 9.2 Stock Transfer Restrictions - Certificates evidencing shares of Company Stock held by the Plan may have imprinted thereon such restrictions on transferability as the Company may reasonably require (and the Company may issue stop transfer instructions) in order to assure compliance with applicable Federal and state securities laws. Except as otherwise provided in this Article IX, no shares of Company Stock may be subject to put, call or other option, or buy-sell or similar arrangement while held by the Plan. The provisions of this Article IX shall continue to be applicable to shares of Company Stock held by the Plan even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

                  Section 9.3 Puts - If Company Stock is not readily tradable on an established market or is subject to a trading limitation (within the meaning of the Code and related regulations, but excluding the right of first refusal provided in Section 9.1) at the date of distribution thereof, any Member receiving a distribution of shares of Company Stock from the Plan shall have the right to require the Company to purchase such shares of Company Stock at any time during the following two periods, at the then fair market value. The first period shall be for sixty (60) days beginning on the date of distribution of Company Stock to the Member. The second period shall be for sixty (60) days beginning on the first anniversary of the date of distribution of Company Stock to the Member. Except as otherwise provided in this Section , the payment for shares of Company Stock sold pursuant to the put right herein shall be made in substantially equally annual installments commencing within thirty (30) days from the date of the exercise of the put right and over a period not exceeding five (5) years, with interest payable at a reasonable rate on any unpaid installment balance and with adequate security provided (all as determined by the Company). The period over which installments are payable in satisfaction of the Company's put obligation may be extended, at the Company's sole and absolute discretion, by one year (up to an additional five years) for each $100,000 or fraction thereof by which a Member's Individual Account exceeds $500,000.

                                    ARTICLE X

                                    COMMITTEE

                  Section 10.1 Appointment - The Board of Directors shall appoint an Administrative Committee which shall consist of such number of persons as shall from time to time be determined by the Board of Directors. Members of the Administrative Committee may be officers, directors, employees or others and shall hold office at the pleasure of the Board of Directors and shall serve without compensation unless otherwise determined by the Board of Directors. Any person appointed a member of the Administrative Committee shall signify his acceptance by filing a written acceptance with the Board of Directors. Unless the Board of Directors otherwise provides, any member of the Administrative Committee who is a director or Employee of the Company or an Affiliated Entity at the time of appointment will be considered to have resigned from the Administrative Committee when no longer a director or Employee. Any member of the Administrative Committee may resign by giving notice thereof to the Board of Directors and to the Administrative Committee, and such resignation shall become effective at delivery or at any later date specified therein. A vacancy in the Administrative Committee shall be filled by the Board of Directors.

                  Section 10.2  Duties and Powers

                  Administrative Committee - The Administrative Committee shall be charged with the general operation and administration of the Plan and shall constitute the plan administrator as that term is used in Section 414(g) of the Code and Section 3(16)(A) of ERISA. The Administrative Committee shall have all powers necessary to discharge its duties, including, but not by way of limitation, the power, in its discretion, to interpret or construe the Plan, to determine all questions of eligibility, status and rights of Covered Employees, Members and their Beneficiaries and others hereunder, and to decide any dispute arising hereunder. The Administrative Committee shall direct the Trustees concerning all payments that shall be made out of the Trust Fund pursuant to the provisions of the Plan and shall have such other powers with respect to the administration of the Trust Fund as may.be conferred upon it by the Trust Agreement.

                  The Administrative Committee is empowered, on behalf of the Plan and Trust, to employ investment managers (as defined in Section 3(38) of ERISA), accountants, legal counsel, and other agents to assist it in the performance of its duties under the Plan.

                  The Administrative Committee may adopt such rules and regulations as it deems desirable for the conduct of its affairs, and may appoint one of its own members as Chairman and one as Secretary, and may appoint one or more agents who need not be members of the Administrative Committee. It may delegate to any agent such duties and powers, both ministerial and discretionary, as it deems appropriate excepting only that any dispute shall be determined by the Administrative Committee. A majority of the Administrative Committee then in office shall constitute a quorum for the transaction of business. Any determination of the Administrative Committee shall be made by a majority of the members then in office. If there are only two members and they are unable to agree, any action required of the Administrative Committee shall be by the Board of Directors, and its decision shall be final. The Administrative Committee may authorize one member thereof to sign in its behalf any orders, requests or instructions of the Administrative Committee to the Trustees and the Trustees shall be fully protected in acting thereon.

                  Section 10.3 Reimbursement - The members of the Administrative Committee shall be reimbursed by the Company for any necessary expenditures incurred in the discharge of their duties as members of the Administrative Committee. The compensation, if any, of all agents, counsel or other persons retained or employed by the Administrative Committee shall be subject to the approval of the Company and shall be paid by the Company, if not paid from the Trust Fund.

                  Section 10.4 Self Interest - No member of the Administrative Committee shall have any right to vote or decide upon any matter relating solely to himself or solely to any of his rights or benefits under the Plan, unless such member is the only member of the Administrative Committee.

                  Section 10.5 Records - The Administrative Committee shall keep or cause to be kept a record of all of its proceedings and shall keep or cause to be kept such other records and data as may be necessary for the performance of its duties.

                  Section 10.6 Reports - The Administrative Committee shall cause to be prepared annually those reports showing the financial condition of the Trust Fund in reasonable summary and giving a brief account of the operations of the Plan for the past Plan Year and reflecting any further information which each Employer may require or which may be required by law. Such reports shall be submitted to each Employer and copies filed in the office of the Administrative Committee.

                  Section 10.7 Liability - The members of Administrative Committee and each Employer shall be entitled to rely upon all valuations, certificates, and reports furnished by the Trustees or by accountants or consultants selected by the Administrative Committee and approved by the Company, and upon all opinions given by any legal counsel selected by a Committee and approved by the Company, and the members of a Committee and each Employer shall be fully protected with respect to any action taken or suffered by their having relied in good faith upon such Trustees, accountants, consultants or counsel and all action so taken or suffered shall be conclusive upon each of them and upon all Members and their Beneficiaries and all other persons.

                  The Company shall indemnify the members of the Administrative Committee, any individual Trustees and any of their agents acting in behalf of the Plan against any and all liabilities or expenses to which they may be subjected as members of the Administrative Committee or as Trustees by reason of any act or failure to act which constitutes a breach of fiduciary responsibility under ERISA or otherwise, except that due to a person's own gross negligence or willful misconduct and except as prohibited by ERISA.

                  Section 10.8 Claims and Claims Review - Claims for benefits under the Plan shall be filed with the Administrative Committee on forms supplied by the Administrative Committee. Written notice of the disposition of a claim shall be furnished the claimant within ninety (90) days after the claim is filed. If the claim is denied, the reasons for the denial shall be specifically set forth in writing, pertinent provisions of the Plan shall be cited, including an explanation of the Plan's claim review procedure, and, if the claim is perfectible, an explanation as to how the claimant can perfect the claim shall be provided.

                  If a claimant whose claim has been denied wishes further consideration of his claim, he may request the Administrative Committee to review his claim in a written statement of the claimant's position filed with the Administrative Committee no later than sixty (60) days after receipt of the written notification provided for in the previous paragraph. The Administrative Committee shall fully and fairly review the matter and shall promptly advise the claimant, in writing, of its decision within the next sixty (60) days. Due to special circumstances, if no advice has been given within the first sixty (60) days, and notice of the need for additional time has been furnished within such period, said review and advice may be made within the following sixty (60) days.

                  Section 10.9 Review Committee - If a claim for a benefit has been denied to a Member after the full and fair review described in the second paragraph of Section 10.8 hereof, the Member may notify the Administrative Committee and request and receive another full and fair review of such claim pursuant to the rules and precedents that the Administrative Committee shall, in its sole discretion, establish.

                                   ARTICLE XI

                              AMENDMENT OF THE PLAN

                  Section 11.1 General - The Company may amend the Plan at any time and from time to time and any amendment may have retroactive effect, without limitation, including amendments to the contribution formula. Except where necessary to qualify the Plan or to maintain the qualification of the Plan under the Code, no amendment shall reduce any then accrued or vested interests of a Member nor shall it reduce any accrued benefit of a Member as such term is given meaning under Section 411(d)(6) of the Code or the regulations thereunder.

                  No part of the Trust Fund, other than such part as may be required to pay taxes, administration expenses and fees, shall by reason of any amendment or otherwise be used or diverted to purposes other than for the exclusive benefit of Members and designated Beneficiaries.

                  Notwithstanding the above, in the event that through a "mistake of fact" within the meaning of Section 403(c)(2)(A) of ERISA, a contribution, or part thereof is made as of any date which is in excess of the amount set forth in or calculated in accordance with the provisions of the Plan, such contribution, or part thereof, may at the direction of the Administrative Committee be returned to the Employer making such contribution within one year after the payment of such contribution.

                  In addition, at the direction of the Administrative Committee, any contribution made by an Employer may be returned to the Employer if (to the extent the contribution is conditioned upon its deductibility under Section 404 of the Code) such deduction is disallowed in whole or in part by the Internal Revenue Service and the contribution (to the extent disallowed) is returned to the Employer within one year after the disallowance of the deduction. Earnings attributable to such disallowed contributions may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned.

                                   ARTICLE XII

                             TERMINATION OF THE PLAN

                  Section 12.1 General - While the Plan is intended to be permanent, the Company may at any time and for any reason terminate or partially terminate the Plan. Written notice of such termination, setting forth the date thereof, shall be given to both the Trustees and the Administrative Committee.

                  Section 12.2 Termination - Upon a termination or partial termination of the Plan, or upon a complete discontinuance of contributions thereunder, the amount allocated to each affected Member's Individual Account shall be nonforfeitable and, in the case of a complete termination of the Plan, the Financed Shares subject to the indebtedness relating thereto shall revert to the Employer.

                  Section 12.3 Distribution of Trust Fund - Upon termination of the Plan, the Administrative Committee, in its sole discretion, may elect to terminate the Trust Agreement. In such event, each Member's Individual Account shall be paid to such Member (or Beneficiary of a deceased Member) by the payment as soon as practicable after the determination of the value of the Member's Individual Account, in one lump sum, subject to Article IX hereof.


                                      XII-1

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  Section 13.1 Construction - All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of New Jersey, except as may be preempted by ERISA or other federal law.

                  Section 13.2 Limitation of Rights - The adoption and maintenance of the Plan shall not be deemed to constitute a contract between any Employer and any Employee or Member, and nothing herein contained shall be deemed to give to any Employee or Member the right to be retained in the employ of any Employer or to interfere with the right of any Employer to discharge any Employee or Member at any time.

                  Section 13.3 Limitation of Liability - All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund and each Employer assumes no liability or responsibility therefor.

                  Section 13.4 Mergers and Consolidations of Plans or Transfers of Assets - In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to, any other plan, each Member will (if the plan then terminated) be entitled to receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).


                                     XIII-1

                  Section 13.5 Gender and Number - All references herein to the masculine shall be read in the masculine or feminine and to the singular shall be read in the singular or plural, unless the context shall otherwise require.


                                     XIII-2

                                   ARTICLE XIV

                              TOP-HEAVY PROVISIONS

                  14.1 Applicability. The following provisions shall become effective in any Plan Year in which the Plan is determined to be a Top-Heavy Plan.

                  14.2 Determination of Top-Heavy Plan.

                           (1) The Plan will be considered a Top-Heavy Plan for
the Plan Year if, as of the Valuation Date, coinciding with the Determination Date, the Cumulative Account Balances of Key Employees exceed sixty percent (60%) of the Cumulative Account Balances of all Members under the Plan (the "60% Test"). The Plan shall also be considered a Top-Heavy Plan for a Plan Year in which the Plan is part of a Required Aggregation Group and the Required Aggregation Group is top heavy. However, and notwithstanding the results of the 60% Test, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is part of a Required or Permissive Aggregation Group which is not top heavy.

                           (2) For purposes of Subsection (a), the terms listed
below shall have the meaning indicated:

                                    (i) Key Employee: any Employee or former
Employee who was at any time during the Plan Year containing the Determination Date, or the four (4) preceding Plan Years:

                                             (a) an individual having the
authority of an officer of the Employer earning annual Compensation for the Plan Year greater than fifty percent (50%) of the dollar limit under Section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends (however, no more than the fifty (50) Employees (or if lesser, the greater of three


                                      XIV-1

(3) Employees or ten percent (10%) of all Employees) who earned the highest annual Compensation during the above-referenced five (5) year period shall be treated as officers);

                                             (b) one (1) of ten (10) Employees
earning annual Compensation for the Plan Year in excess of the defined contribution dollar limit under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Section 318 of the Code) both more than a one-half percent (1/2%) interest in value and the largest percentage ownership interests in the Employer; however, if two (2) or more owners have the same percentage interest in the Employer, the one with the higher annual Compensation will be deemed to own the greater interest;

                                             (c) an owner (or one considered to
own within the meaning of Section 318 of the Code) of more than a five percent (5%) interest in the Employer; or

                                             (d) one earning annual Compensation
for the Plan Year in excess of $150,000 annually who owns (or is considered to own within the meaning of Section 318 of the Code) more than a one percent (1%) interest in the Employer.

                                    (ii) Valuation Date: June 30.

                                    (iii) Determination Date: the last day of
the preceding Plan Year.

                                    (iv) Employer: for purposes of determining
top heaviness, the Company and all employers that are members of a controlled group of corporations, a trade or business under common control, or an affiliated service group as defined in Section 414 of the


                                      XIV-2

Code are considered a single Employer. However, for purposes of determining ownership or officership in the Employer, the aggregation rules of Section 414 of the Code shall not apply.

                                    (v) Permissive Aggregation Group: plans of
the Employer that are required to be aggregated plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group; provided, however, that the plans provide comparable benefits or contributions.

                                    (vi) Required Aggregation Group: (A) each
plan of the Employer in which at least one (1) Key Employee participates in the Plan Year containing the Determination Date or in any of the four (4) preceding Plan Years; and (B) any other plan of the Employer during the above-referenced period which enables a plan described in (A) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                                    (vii) Cumulative Account Balance:

                                             (a) As of the Determination Date
for any Member is the account balance for each Member as of the Valuation Date coinciding with the Determination Date. Any distribution made with respect to a Member from the Plan (or from a terminated plan that would have been required to have been aggregated with the Plan had it not been terminated) during the five
(5) year period ending on the Determination Date shall be added to the amount computed under the preceding sentence.

                                             (b) In computing the aggregate
Cumulative Account Balance, the account balances of (i) former Key Employees and
(ii) individuals who have not


                                      XIV-3
performed services for any Employer during the five (5) year period ending on the Determination Date shall not be taken into account.

                                             (c) The Cumulative Account Balance
shall also include "Related Rollovers" accepted by the Plan; "Related Rollovers" being defined as rollovers or plan-to-plan transfers which are either (i) from another plan and not initiated by the Employee or (ii) rollovers made from one plan maintained by the Employer to another maintained by the Employer. All other rollovers or plan-to-plan transfers are defined as "Unrelated Rollovers." Unrelated Rollovers accepted by the Plan will not be considered part of the Cumulative Account Balance.

                           (3) For purposes of determining top heaviness, the
terms "Key Employee", "former Employee" and "non-Key Employee" include beneficiaries of such individuals.

                           (4) For top-heavy purposes, "Compensation" means the
amount reported on the Participant's Internal Revenue Service Form W-2, Wage and Tax Statement (or in the event such reporting form is at some future time changed, modified or amended, such successor corresponding form) for the Plan Year.

                  14.3 Top-Heavy Rules. If the Plan is top heavy for a Plan Year, the following rules shall apply during such Plan Year, notwithstanding any provisions of the Plan to the contrary:

                           (a) The following vesting schedule applies to all
accounts not otherwise fully vested in any Plan Year in which this Plan is determined to be top heavy. However, this Section does not apply to the account balance of any Employee who does not have one (1) Hour


                                      XIV-4
of Service after the Plan has initially become top heavy and such Employee's account balances attributable to Employer contributions will be determined without regard to this Section :

                 Years of Service               Vested Percentage
                 ----------------               -----------------
                 Fewer than two                               0%
                 Two but less than Three                     20%
                 Three but less than Four                    40%
                 Four but less than Five                     60%
                 Five but less than Six                      80%
                 Six or more                                100%


                           (b) If the Plan becomes a Top-Heavy Plan and
subsequently ceases to be such, the vesting schedule in Subsection (a) above shall continue to apply in determining the vested percentage of any Member who had at least five (5) Years of Service as of the last day of the last Plan Year during which the Plan is a Top-Heavy Plan.

                  For Members with less than five (5) Years of Service, the percentage of an account which is vested according to the schedule in Subsection
(a) shall not change until such time as the vested percentage determined under the schedule in Section 8.1 equals or exceeds the vested percentage of a Member's account existing at the time the Plan ceases to be a Top- Heavy Plan.

                           (c) Notwithstanding any other allocation of Company
contribution provisions of the Plan, for any Plan Year during which the Plan is deemed a Top-Heavy Plan, the Employer contributions for such Plan Year shall be allocated in the following order of priority:

                                    (i) First, the Employer's contribution and
Forfeitures allocated on behalf of any Member who is not a Key Employee shall not be less than the lesser of three


                                      XIV-5
percent (3%) of such Member's Annual Compensation, or the largest percentage of Employer contributions and Forfeitures, as a percentage of a Key Employee's Annual Compensation, allocated on behalf of any Key Employee for that Plan Year. This provision shall apply only with respect to Members who are active Employees as of the end of the Plan Year.

                                    (ii) Second, that part of the Employer
contribution and Forfeitures for the Plan Year which exceeds the part of the contribution allocated under subparagraph (i) shall be allocated pursuant to other applicable provisions of the Plan.

                           (d) Anything herein to the contrary notwithstanding,
a non-Key Employee participating in another defined contribution plan which along with this Plan is deemed to be part of a top-heavy Required Aggregation Group for the Plan Year shall receive the minimum allocation required pursuant to the provisions of this Section 14 Top-Heavy Provisions regardless of whether or not such non-Key Employee receives a minimum allocation pursuant to the terms of the other plan for the Plan Year.

                           (e) Anything herein to the contrary notwithstanding,
a non-Key Employee participating in another defined contribution plan which along with this Plan is deemed to be part of a top-heavy Required Aggregation Group for the Plan Year shall not be required to receive the minimum allocation required pursuant to the provisions of this Section 14 Top-Heavy Provisions if that non-Key Employee receives a minimum allocation pursuant to the terms of the other plan for the Plan Year.

                           (f) For any Plan Year in which the Plan is a
Top-Heavy Plan, Section 3.5 limitations applicable to Members who participate in both defined benefit and defined contribution plans shall be read by substituting the number "1.0" for the number "1.25"


                                      XIV-6
wherever it appears therein except such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Plan Year in which this provision becomes applicable.

                  This Article XIV shall be construed and interpreted so as to comply with applicable provisions of Section 416 of the Code.


                                      XIV-7

                                   ARTICLE XV

                                  REVOCABILITY

                  Section 15.1 General - This Plan and the Trust Agreement described herein are established upon the condition precedent that they shall be initially approved by the Internal Revenue Service as qualified under Section 401(a) of the Code, and exempt under Section 501(a) of the Code. Accordingly, notwithstanding anything herein contained to the contrary, if a final determination shall be received in writing from the Internal Revenue Service that this Plan and Trust do not initially qualify under applicable provisions of Sections 401(a), 501(a) and 4975 of the Code, the Trustees, upon receipt of written notice from the Company, together with a copy of such a ruling, shall transfer and pay over to the Employer within one year after the date of such determination all of the net assets so contributed by the Employer which remain after deducting the reasonable expenses of termination of the Plan.

                                   ARTICLE XVI

                                DIRECT ROLLOVERS

                  Section 16.1 - General: Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this part, a distributee may elect, at the time and in the manner prescribed by the Plan administrator, to have any portion of an eligible rollover distribution that is equal to at least $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  Section 16.2 - Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Internal Revenue Code; the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.

                  Section 16.3 - Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code, that accepts the


                                      XVI-1
distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  Section 16.4 - Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

                  Section 16.5 - Direct to rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


                                      XVI-2

                            PVC CONTAINER CORPORATION

                               (the "Corporation")

                              Consent of Directors


                  Pursuant to the By-Laws of the Corporation and to Section 141(f) of the Delaware Corporation Law, the undersigned, being all of the directors of the Corporation, do hereby consent to the adoption by written consent without a meeting of the following resolutions:

                           "RESOLVED, that the proposed PVC Container
                  Corporation Employee Stock Ownership Plan be, and the same hereby is, approved and adopted substantially in the form presented to the Board, effective as of July 1, 1995, and that a true and complete copy thereof be identified and filed with the Consent of Directors dated June 28, 1996 (the "Consent"); and further

                           RESOLVED, that the Trust Agreement under the
                  aforesaid Plan be, and the same hereby is, approved and adopted, effective as of June 28, 1996, substantially in the form presented to the Board, that Herbert S. Meeker be, and he hereby is, appointed to act as the Trustee under said Trust Agreement, that Mr. Phillip Friedman is hereby authorized and directed to execute the same in the name and on behalf of the Company, and that a true copy of said Trust Agreement be identified and annexed to the Consent; and further

                           RESOLVED, that Mr. Phillip L. Friedman be, and he
                  hereby is, appointed as the Plan's Administrative Committee and is accordingly delegated the power and authority to administer the aforesaid Plan and to make such determinations and to adopt such rules and regulations as in the opinion of said Committee may be deemed desirable or necessary in accordance with applicable provisions of the Plan requiring or permitting the Committee to act; the same to act as said Committee until death or resignation or until such time as this Board shall otherwise determine; and further

                           RESOLVED, that the Treasurer of the Company be, and
                  he hereby is, authorized and directed in the name and on behalf of the Company to deposit with the Trustee under the aforesaid Trust Agreement the sum of $100 upon the latters' acceptance of the Trust created thereunder, as evidenced by his execution of said Trust Agreement; and further

                           RESOLVED, that the Secretary of the Company be, and
                  he hereby is, directed to communicate to the employees eligible to participate in the Plan the fact of the adoption of the Plan pursuant to the foregoing resolution; and further

                           RESOLVED, that the President or any Vice- President
                  of the Company be and they hereby are authorized and directed to make application on behalf of the Company, either individually or through Counsel, to the Internal Revenue Service for a determination regarding the qualification of the aforesaid Plan, as adopted pursuant to the foregoing resolution, under applicable provisions of Sections 401(a) and 4975(e)(7) of the Internal Revenue Code, and exemption from tax of the Trust established thereunder under Section 501(a) of said Code, and that the above-designated officers be and the same hereby are further authorized to make such technical modifications in said Plan and Trust Agreement, as adopted pursuant to the foregoing resolutions, as in the opinion of such officers may be necessary or desirable in order to obtain such favorable determination from the Internal Revenue Service, or otherwise; and further

                           RESOLVED, that the Committee appointed pursuant to
                  the foregoing resolution and the appropriate officers of the Company be, and the same hereby are, authorized and directed to execute and deliver such agreements, certificates, letters and other documents and instruments, to prepare and file on behalf of the Company such reports and other information relating to the Plan and Trust with such governmental departments and agencies as may from time to time be required under applicable law and regulation, and to perform, such other acts as may, in the opinion of the Committee and the officer or officers so acting, be deemed necessary or proper to carry out the intent of the foregoing resolutions and the actions authorized and directed thereby; and further

                           RESOLVED, that Airopak Corporation's ("Airopak")
                  adoption of the aforesaid Plan, and agreement to be a party to the aforesaid Trust Agreement, as evidenced by the resolution of June 28, 1996 adopted by the Board of Directors of Airopak be, and the same hereby is, approved and adopted in the form presented to the Board, and that a true and complete copy thereof be identified and annexed to the Consent.


Dated:   Eatontown, New Jersey
                  June 28, 1996


                                               --------------------------------
                                               Phillip L. Friedman, Director


                                               --------------------------------
                                               John C. D'Avella, Director

                               AIROPAK CORPORATION

                               (the "Corporation")

                              Consent of Directors


                  Pursuant to the By-Laws of the Corporation and to Section 141(f) of the Delaware Corporation Law, the undersigned, being all of the directors of the Corporation, do hereby consent to the adoption by written consent without a meeting of the following resolutions:

                           RESOLVED that effective as of July 1, 1995, the PVC
                  Container Corporation Employee Stock Ownership Plan as annexed hereto, as presently in effect and as it may be hereafter amended, be and the same hereby is adopted by this Board for the exclusive benefit of eligible employees of the Corporation, that the Corporation hereby agrees to be a party to the Trust Agreement under which the assets of the aforesaid Plan are held pursuant to the terms of said Plan, and that the Corporation hereby agrees to be bound by all the terms and conditions of such Plan and such Trust Agreement as may be pertinent thereto; and further

                           RESOLVED that the appropriate officers of the
                  Corporation be, and each of them hereby is, authorized and directed to execute and deliver such agreements, certificates, letters and other documents and instruments, and to perform such other acts as may, in the opinion of the officer or officers so acting, be necessary or proper to carry out the foregoing resolutions.


Dated:   Eatontown, New Jersey
                  June 28, 1996


                                               --------------------------------
                                               Phillip L. Friedman, Director


                                               --------------------------------
                                               John C. D'Avella, Director

                            PVC CONTAINER CORPORATION

                     CERTIFICATE AS TO CORPORATE RESOLUTIONS


          I, John C. D'Avella, being the duly elected, qualified and acting Secretary of PVC Container Corporation (the "Company") a Delaware corporation, DO HEREBY CERTIFY that the following resolutions were duly adopted by the unanimous written consent of the Board of Directors of the Company at 401 Industrial Way West, Eatontown, N.J. 07724 on June 28, 1996, and that said resolutions have not been revoked or amended but remain in full force and effect:

                           "RESOLVED, that the proposed PVC Container
                  Corporation Employee Stock Ownership Plan be, and the same hereby is, approved and adopted substantially in the form presented to the Board, effective as of July 1, 1995, and that a true and complete copy thereof be identified and filed with the Consent of Directors dated June 28, 1996 (the "Consent"); and further

                           RESOLVED, that the Trust Agreement under the
                  aforesaid Plan be, and the same hereby is, approved and adopted, effective as of June 28, 1996, substantially in the form presented to the Board, that Herbert S. Meeker be, and he hereby is, appointed to act as the Trustee under said Trust Agreement, that Mr. Phillip Friedman is hereby authorized and directed to execute the same in the name and on behalf of the Company, and that a true copy of said Trust Agreement be identified and annexed to the Consent; and further

                           RESOLVED, that Mr. Phillip L. Friedman be, and he
                  hereby is, appointed as the Plan's Administrative Committee and is accordingly delegated the power and authority to administer the aforesaid Plan and to make such determinations and to adopt such rules and regulations as in the opinion of said Committee may be deemed desirable or necessary in accordance with applicable provisions of the Plan requiring or permitting the Committee to act; the same to act as said Committee until death or resignation or until such time as this Board shall otherwise determine; and further

                           RESOLVED, that the Treasurer of the Company be, and
                  he hereby is, authorized and directed in the name and on behalf of the Company to deposit with the Trustee under the aforesaid Trust Agreement the sum of $100 upon the latters' acceptance of the Trust created thereunder, as evidenced by his execution of said Trust Agreement; and further

                           RESOLVED, that the Secretary of the Company be, and
                  he hereby is, directed to communicate to the employees eligible to participate in the Plan the fact of the adoption of the Plan pursuant to the foregoing resolution; and further

                           RESOLVED, that the President or any Vice-President of
                  the Company be and they hereby are authorized and directed to make application on behalf of the Company, either individually or through Counsel, to the Internal Revenue Service for a determination regarding the qualification of the aforesaid Plan, as adopted pursuant to the foregoing resolution, under applicable provisions of Sections 401(a) and 4975(e)(7) of the Internal Revenue Code, and exemption from tax of the Trust established thereunder under Section 501(a) of said Code, and that the above- designated officers be and the same hereby are further authorized to make such technical modifications in said Plan and Trust Agreement, as adopted pursuant to the foregoing resolutions, as in the opinion of such officers may be necessary or desirable in order to obtain such favorable determination from the Internal Revenue Service, or otherwise; and further

                           RESOLVED, that the Committee appointed pursuant to
                  the foregoing resolution and the appropriate officers of the Company be, and the same hereby are, authorized and directed to execute and deliver such agreements, certificates, letters and other documents and instruments, to prepare and file on behalf of the Company such reports and other information relating to the Plan and Trust with such governmental departments and agencies as may from time to time be required under applicable law and regulation, and to perform, such other acts as may, in the opinion of the Committee and the officer or officers so acting, be deemed necessary or proper to carry out the intent of the foregoing resolutions and the actions authorized and directed thereby; and further

                           RESOLVED, that Airopak Corporation's ("Airopak")
                  adoption of the aforesaid Plan, and agreement to be a party to the aforesaid Trust Agreement, as evidenced by the resolution of June 28, 1996 adopted by the Board of Directors of Airopak be, and the same hereby is, approved and adopted in the form presented to the Board, and that a true and complete copy thereof be identified and annexed to the Consent.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this _____ day of ________, 1996.



                                               --------------------------------
                                                          Secretary


[Corporate Seal]


                                       -3-